Financial Instruments - Summary of Liquidity and Financial Indebtedness Excluding Lease Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
Disclosure Of Financial Assets And Liabilities [Abstract]
Cash and cash equivalents	$ 327,065	$ 284,018	$ 213,283	$ 295,066
Term deposits	280,688	202,674
Loans and borrowings	(204,966)	(218,785)
Net cash position	$ 402,787	$ 267,907